Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds - Reserves for Future Policy Benefits and Claims Payable Balances (Details) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Insurance [Abstract]
Traditional life	$ 4,203	$ 4,540
Guaranteed benefits	5,477	8,509
Claims payable	1,024	1,089
Accident and health	1,204	1,257
Group payout annuities	4,895	5,220
Other	814	857
Total	$ 17,617	$ 21,472